UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2018

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street
Denver, Colorado 80237
(Address of principal executive offices, including Zip code)

(303) 770-5531
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2018, the Board of Directors of RE/MAX Holdings, Inc. approved a Severance Pay Benefit Plan (the “Plan”). The Plan provides benefits to eligible employees of RE/MAX, LLC (an indirect subsidiary of RE/MAX Holdings, Inc.) and its subsidiaries (collectively, the “Company”), including executive officers, in the event of involuntary termination of their employment due to position elimination, reduction in force, or other circumstances that the Company determines should result in payment of benefits, subject to certain restrictions set forth in the Plan. In order to be eligible, an employee must have been a part-time or full-time employee of the Company for at least three months. The amount of severance pay is determined based on years of service, regular base salary, and position. Payment of severance benefits is conditioned upon the employee signing an agreement and release in a form provided by the Company that (i) provides a comprehensive release of claims against the Company and (ii) contains non-solicitation and non- disparagement provisions.

Executive officers who meet all the requirements of the Plan would be entitled to the following benefits: ten months of base salary (for those employed by the Company for less than two years) or one year of base salary (for those employed by the Company for two years or more); up to $7,500 in executive outplacement services; continued health benefits under the Consolidated Omnibus Budget Reconciliation Act (COBRA); and, if the termination occurs after September 30 of any year, a pro-rated bonus.

The above description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits. *

Exhibit No.	Description
10.1	Severance Pay Benefit Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: April 11, 2019	By:	/s/ Adam Lindquist Scoville
Adam Lindquist Scoville
Vice President and General Counsel